SCHEDULE 14A INFORMATION

              Soliciting Materials Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                     [Amendment No. . . . . . . . . . . . ]

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-12


                  WISCONSIN CENTRAL TRANSPORTATION CORPORATION
                  --------------------------------------------
                (Name of Registrant as specified in its charter)


       (Name of person(s) filing proxy statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:
              ________________________
         2)   Aggregate number of securities to which transaction applies:
              ________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              _____________________________

         4)   Proposed maximum aggregate value of transaction:
              ________________________
         5)   Total fee paid: _______________________

/ /   Fee paid previously by written preliminary materials.

/ / Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid: ___________________________________________
         2)   Form, Schedule or Registration Statement No.: ____________________
         3)   Filing Party: ____________________________________________________
         4)   Date Filed: ______________________________________________________

        [Letterhead of Wisconsin Central Transportation Corporation]

Wisconsin                  Office:                       Mailing Address:
Central                    One O'Hare Centre             P.O. Box 5062
Transportation             6250 North River Road         Rosemont, IL 60017-5062
Corporation                Rosemont, IL 60018




                               IMPORTANT REMINDER

                                                                  March 15, 2001



Dear Fellow Stockholder:

     We have previously mailed to you proxy materials for the Special Meeting of Stockholders of Wisconsin Central Transportation Corporation to be held on Wednesday, April 4, 2001. Your vote is important regardless of the number of shares you hold.

     According to our latest records, we have not received your voting instructions for this important meeting. We ask you to please vote today and help us avoid additional solicitation costs.

     You may use one of the following simple methods for promptly providing your voting instructions:

1. Vote by telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions;

2. Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions; or

3. Vote by Mail. Sign, date and return your voting instruction form in the postage-paid return envelope provided.

     For the reasons set forth in WCTC's Proxy Statement, dated February 26, 2001, your Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the Agreement and Plan of Merger with Canadian National Railway Company as described in your proxy statement.

     Thank you for your cooperation and continued support.

                                           Sincerely,

                                           /s/ Thomas F. Power, Jr.
                                           -------------------------------------
                                           Thomas F. Power, Jr.
                                           President and Chief Executive Officer